UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2021 (December 31, 2020)

AMCI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Ligonier Street, Suite 370
Latrobe, Pennsylvania 15650
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (724) 672-4319

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AMCI	The Nasdaq Stock Market LLC

Warrants to purchase one share of Common Stock	AMCIW	The Nasdaq Stock Market LLC

Units, each consisting of one share of Common Stock and one Warrant	AMCIU	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Merger Agreement

On December 31, 2020, AMCI Acquisition Corp., a Delaware corporation (“AMCI”), entered into a Second Amendment to Agreement and Plan of Merger (the “Second Amendment”) with the other parties to the Agreement and Plan of Merger, dated as of October 12, 2020 (as amended by the First Amendment to Agreement and Plan of Merger dated as of October 19, 2020, the “Prior Merger Agreement”, and as further amended by the Second Amendment and as it may subsequently be amended, the “Merger Agreement”), by and among AMCI, AMCI Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of AMCI (“Merger Sub”), AMCI Sponsor LLC, a Delaware limited liability company, in its capacity as the Purchaser Representative thereunder (the “Purchaser Representative”), Advent Technologies Inc., a Delaware corporation (“Advent”), and Vassilios Gregoriou, solely in his capacity as the Seller Representative thereunder (the “Seller Representative”).

The Second Amendment (a) reduces the size of the board of directors of AMCI following the closing of the transactions contemplated by the Merger Agreement (the “Closing”) from nine members to seven members (and eliminates one designee to the post-Closing AMCI board of directors by each of AMCI and Advent), (b) increases the amount of aggregate cash bonus payments to be made in connection with Closing to certain members of Advent’s management team from $2,955,208 to $4,995,202, and (c) amends certain terms of the form of employment agreement of Christos Kaskavelis.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.3 and is incorporated herein by reference.

Additional Information

In connection with the proposed business combination between AMCI and Advent in accordance with the Merger Agreement (the “Transaction”), AMCI has filed with the SEC a registration statement on Form S-4 (SEC File No. 333-250946) (as amended on December 31, 2020 and as it may be further amended, the “Registration Statement”), to register the shares to be issued to Advent shareholders in the Transaction and which also includes a preliminary proxy statement for a meeting of AMCI shareholders to approve the Transaction and related matters, and will mail the Registration Statement and definitive proxy statement and other relevant documents to Advent’s and AMCI’s stockholders.  Security holders of AMCI and investors and other interested parties are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with AMCI’s solicitation of proxies for its special meeting of stockholders to be held to approve the Transaction and related matters, because the proxy statement will contain important information about the Transaction and the parties thereto. The definitive proxy statement will be mailed to stockholders of AMCI as of a record date to be established for voting on the Transaction.  Stockholders and other interested parties will also be able to obtain copies of the final Registration Statement and definitive proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: AMCI Acquisition Corp., 1501 Ligonier Street, Suite 370, Latrobe, PA 15650.

Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of AMCI and Advent and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. AMCI’s and Advent’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events.  Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters are intended to identify such forward-looking statements.  These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from AMCI’s or Advent’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of AMCI to meet Nasdaq listing standards following the Transaction and in connection with the consummation thereof; (iii) the inability to complete the Transaction due to the failure to obtain approval of the stockholders of AMCI or Advent or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to AMCI stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed Transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on AMCI and Advent and their ability to consummate the Transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by AMCI.  Additional information concerning these and other factors that may impact AMCI’s expectations and projections can be found in AMCI’s periodic filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in the Registration Statement.  Each of AMCI and Advent disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

AMCI and Advent and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from AMCI’s and Advent’s stockholders in connection with the approval of the Transaction and related matters.  The interests of AMCI’s and Advent’s participants in the solicitation may, in some cases, be different than those of AMCI’s and Advent’s securityholders generally.  Stockholders of AMCI and Advent and other interested persons may obtain more information regarding the names, affiliations and interests in the proposed Transaction of AMCI’s directors and officers in AMCI’s filings with the SEC, including, without limitation, the registration statement and proxy statement of AMCI referred to above (which will also include similar information regarding Advent’s directors and officers), and other documents filed by AMCI with the SEC.  These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is an updated investor presentation as of January 2021 (the “Updated Investor Presentation”) to (i) update the information on the management team of the combined entity of AMCI and Advent following the Closing, and (ii) revise the sources and uses of funds. The investor presentation that was attached by AMCI to its Current Report on Form 8-K filed with the SEC on October 13, 2020 was superseded by the updated investor presentation that was attached by AMCI to its Current Report on Form 8-K filed with the SEC on October 20, 2020, which has been superseded by the Updated Investor Presentation.

The Updated Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.3	Second Amendment to Agreement and Plan of Merger, dated as of December 31, 2020, by and among AMCI, Merger Sub, the Purchaser Representative, Advent, and the Seller Representative.

99.1	Updated Investor Presentation, dated January 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCI ACQUISITION CORP.

	By:	/s/ William Hunter
Name: William Hunter
Title: Chief Executive Officer

Dated: January 6, 2021